Exhibit 99.2 Strategically Transformed, Delivering Superior Shareholder Value A U G U S T 1 3 , 2 0 2 0Exhibit 99.2 Strategically Transformed, Delivering Superior Shareholder Value A U G U S T 1 3 , 2 0 2 0

Forward-Looking Statements This presentation contains forward-looking statements regarding CMC’s expectations relating to the construction, commissioning, and operation of its new Mesa, Arizona micro mill, and associated general economic conditions and key macroeconomic drivers that impact our business, the effects of ongoing trade actions, potential synergies provided by our recent acquisitions, demand for our products, steel margins, the effect of the coronavirus and related governmental and economic responses thereto, the ability to operate our mills at full capacity, future supplies of raw materials and energy for our operations, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, prices, volumes and CMC’s operating plans and future financial results. These forward-looking statements generally can be identified by phrases such as we, CMC or its management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements. Our forward-looking statements are based on management's expectations and beliefs as of the time this document is filed with the Securities and Exchange Commission or, with respect to any document incorporated by reference, as of the time such document was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. CMC Investor Day | August 2020 2Forward-Looking Statements This presentation contains forward-looking statements regarding CMC’s expectations relating to the construction, commissioning, and operation of its new Mesa, Arizona micro mill, and associated general economic conditions and key macroeconomic drivers that impact our business, the effects of ongoing trade actions, potential synergies provided by our recent acquisitions, demand for our products, steel margins, the effect of the coronavirus and related governmental and economic responses thereto, the ability to operate our mills at full capacity, future supplies of raw materials and energy for our operations, U.S. non-residential construction activity, international trade, capital expenditures, our liquidity and our ability to satisfy future liquidity requirements, prices, volumes and CMC’s operating plans and future financial results. These forward-looking statements generally can be identified by phrases such as we, CMC or its management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases. There are inherent risks and uncertainties in any forward-looking statements. We caution readers not to place undue reliance on any forward-looking statements. Our forward-looking statements are based on management's expectations and beliefs as of the time this document is filed with the Securities and Exchange Commission or, with respect to any document incorporated by reference, as of the time such document was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. CMC Investor Day | August 2020 2

Agenda T I M E T I T L E P R E S E N T E D B Y : 8:30 – 8:35 AM Welcome and Introduction Jason Brocious 8:35 – 8:40 AM CMC’s Value Proposition Video 8:40 – 9:10 AM Strategic Overview Barbara Smith 9:10 – 9:30 AM Macro and Demand Drivers Billy Milligan 9:30 – 10:05 AM Overview of Operations Ty Garrison 10:05 – 10:25 AM Overview of SIOP Brad Cottrell 10:25 – 10:35 AM BREAK 10:35 –11:05 AM Triple M and CMC’s Growth Strategy Tracy Porter 11:05 – 11:20 AM Sustainability Billy Milligan 11:20 – 11:50 AM Financial Discussion Paul Lawrence 11:50 – 12:20 PM Q&A Session 12:20 – 12:25 PM Closing Remarks Barbara Smith CMC Investor Day | August 2020 3Agenda T I M E T I T L E P R E S E N T E D B Y : 8:30 – 8:35 AM Welcome and Introduction Jason Brocious 8:35 – 8:40 AM CMC’s Value Proposition Video 8:40 – 9:10 AM Strategic Overview Barbara Smith 9:10 – 9:30 AM Macro and Demand Drivers Billy Milligan 9:30 – 10:05 AM Overview of Operations Ty Garrison 10:05 – 10:25 AM Overview of SIOP Brad Cottrell 10:25 – 10:35 AM BREAK 10:35 –11:05 AM Triple M and CMC’s Growth Strategy Tracy Porter 11:05 – 11:20 AM Sustainability Billy Milligan 11:20 – 11:50 AM Financial Discussion Paul Lawrence 11:50 – 12:20 PM Q&A Session 12:20 – 12:25 PM Closing Remarks Barbara Smith CMC Investor Day | August 2020 3

Today’s Speakers Over 100 Years of Combined Steel Industry Experience Barbara R. Smith Paul Lawrence Chairman of the Board, President Vice President and Chief Financial Officer and Chief Executive Officer Tracy L. Porter Ty Garrison Executive Vice President and Vice President, East Region Chief Operating Officer Brad Cottrell Billy Milligan Vice President and Chief Supply Chain Officer Vice President, Marketing and Enterprise Support CMC Investor Day | August 2020 4Today’s Speakers Over 100 Years of Combined Steel Industry Experience Barbara R. Smith Paul Lawrence Chairman of the Board, President Vice President and Chief Financial Officer and Chief Executive Officer Tracy L. Porter Ty Garrison Executive Vice President and Vice President, East Region Chief Operating Officer Brad Cottrell Billy Milligan Vice President and Chief Supply Chain Officer Vice President, Marketing and Enterprise Support CMC Investor Day | August 2020 4

Diverse, Highly Qualified Board



Barbara R. Smith
Chairman of the Board, President and Chief Executive Officer



Richard B. Kelson
President and CEO, ServCo, LLC



J. David Smith
Retired Chairman, President and CEO, Euromax International, Inc.



Vicki Avril-Groves
Retired – Former President and CEO of IPSCO Tubulars, Inc.



Peter R. Matt
Executive Vice President and Chief Financial Officer, Constellium N.V.



Charles L. Szews
Retired – Former President and CEO of Oshkosh Corporation



Lisa M. Barton
Executive Vice President – Utilities for American Electric Power Co., Inc.



Rick J. Mills
Former Corporate Vice President and President of Components Group of Cummins, Inc.



Joseph C. Winkler
Lead Director; Former Chairman and CEO of Complete Production Services, Inc.



Rhys J. Best
Former Chairman, President, CEO and Director of Lone Star Technologies, Inc.



Sarah Raiss
Retired Executive Vice President Corporate Services, TransCanada Corporation

CMC Investor Day | August 2020 5

Strategic Overview B A R B A R A S M I T H CMC Investor Day | August 2020 6Strategic Overview B A R B A R A S M I T H CMC Investor Day | August 2020 6

A Leader in Concrete Reinforcement • Highly focused producer of long steel products serving North America and Eastern Europe • Completely repositioned, poised for growth • Leader in attractive rebar and merchant bar markets • Vertical integration is a key to our success • Strong balance sheet and disciplined capital allocation strategy • Focused on creating shareholder value CMC Investor Day | August 2020 7A Leader in Concrete Reinforcement • Highly focused producer of long steel products serving North America and Eastern Europe • Completely repositioned, poised for growth • Leader in attractive rebar and merchant bar markets • Vertical integration is a key to our success • Strong balance sheet and disciplined capital allocation strategy • Focused on creating shareholder value CMC Investor Day | August 2020 7

CMC's Values Drive Our Company

WHAT WE DO

- Place the customer at the core of all we do
- Stay committed to our employees
- Give back to our communities
- Create value for our investors

WHAT WE BELIEVE

- Act with integrity
- Make safety a top priority
- Promote collaboration to provide exceptional results
- Encourage excellence by challenging ourselves to improve
- Build on our sustainable business model



CMC Investor Day | August 2020 8

CMC's Focus on Growth

Execute on Opportunities for Organic and Acquired Growth

A leader in attractive and growing U.S. rebar market

Next phase of network optimization

Specialty products:

- CryoSTEEL®
- ChromX®
- GalvaBar®
- Fence Post
- Spooled Rebar

CULTURE

Strong relationships with customers, suppliers, the community, the environment and each other

VALUES

- Dedicate ourselves to safety
- Deliver industry-leading customer service
- Act with integrity
- Promote collaboration
- Encourage excellence
- Build on sustainable business model

MBQ opportunities

Polish strategy

Acquisitions

CRITICAL COMPETENCIES

Relationships & Service | Operational Excellence | Innovation | Vertical Integration | M&A and Integration

CMC Investor Day | August 2020 9

Our Strategic Repositioning Transformed CMC

GROWTH

- **2017** Durant, OK micro mill
- **2017** Associated Steel Workers
- **2017** 7 Yards in Southeast U.S.
- **2018** Gerdau's rebar assets

DIVESTITURES

- **2012** Sisak pipe operation (Croatia)
- **2012** Rosslau fab shop (Germany)
- **2013** Trinecke (Czech Republic)
- **2014** Howell Metal Company
- **2015** Australia distribution
- **2017** Cometals
- **2018** Cometals Steel
- **2018** Australia steel trading
- **2018** Structural steel fabrication

2011	
Core Operations	68%
Assets	$3.9B
CMC ROIC (1)	1%

3Q20 (LTM)	
Core Operations	100%
Assets	$3.9B
CMC ROIC (1)	12%

CMC's Transformation Has Been a Self-Funded and Strategic Shift in Our Assets to Leverage Our Core Capabilities

(1) ROIC – Return on Invested Capital is defined as After-tax Operating Profit divided by (Total Assets less Cash & Cash Equivalents less Non-Interest Bearing Liabilities)

CMC Investor Day | August 2020 10

CMC Today

U.S. AND POLAND SHARE THE SAME STRUCTURE

Recycling

- 42 U.S. locations, 12 Poland locations
- Profitable, low-cost source of raw materials for our mills, with additional upside

Mills

- 10 U.S. locations, 1 Poland location
- The economic engine of CMC

Fabrication

- 90 U.S. locations [(1)], 5 Poland locations
- Demand pull for our mills and insight into end market demand

STRONG POSITIONS IN ALL MAJOR PRODUCTS

U.S.		POLAND	
#1	Rebar	#2	Rebar
#3	MBQ	#1	MBQ
#1	Fence Post	#2	Wire Rod
#1	Fabricated Rebar	#1	Mesh

(1) U.S. fabrication locations include Rebar Fabrication, Construction Related Products, and Fence Post

CMC Investor Day | August 2020 11

Vertical Integration is a Key to Our Success

Our Business is Managed Vertically to Maximize Returns

ROLE OF EACH LINK

Recycling

1. Economically supply Mills
2. Ensure scrap availability in certain competitive markets
3. Return cost of capital through-the-cycle
4. Investment in nonferrous separation technology to unlock value of shredder operations

Mills

1. Economic heart of value chain
2. Most profitable at high operating rates
3. Significantly over-earn cost of capital

Fabrication

1. Baseload for Mills
2. CMC volumes protected from imports
3. Direct connection to customers
4. Forward visibility
5. Internal price hedge

CMC Investor Day | August 2020 12

Rebar Asset Acquisition Exceeded Our Expectations

WHAT WE EXPECTED

Assets & Operations
- Good asset base complementing existing operations
- Good operators
- $250M in capex over 5 years

Commercial
- Lack of commercial focus

Market
- Imports to continue at elevated (then pre-232) levels

Integration
- 1-year TSA for systems support

Synergies
- $40M in annual synergies

WHAT WE FOUND

Assets & Operations
- Assets in better condition than expected (capex outlook lower)

Synergies
- $80M in run-rate synergies

Integration
- Exited TSA in 4 months, got all locations on CMC systems
- More rapid integration

People & Safety
- Safety performance not at CMC's standard
- Employees appreciate our culture

WHAT WE ACHIEVED

- ☑ Enhanced safety
- ☑ Improved employee engagement
- ☑ Synergies 2x our expectations
- ☑ Identified essential capex
- ☑ Improved customer service
- ☑ Began network optimization
- ☑ Deleveraged faster
- ☑ Enhanced efficiency and returns

MOVING FORWARD…

Continue Network Optimization
- SIOP
- MBQ growth

CMC Investor Day | August 2020 13

CMC's Growth Strategy

It's What's Inside That Counts

CRITICAL COMPETENCIES

- Relationships & Service
- Operational Excellence
- Innovation
- M&A and Integration
- Vertical Integration



LEADER IN ATTRACTIVE AND GROWING CONCRETE REINFORCEMENT MARKET

- Highly efficient, well-positioned assets
- Track record of innovation and customer service



CMC Investor Day | August 2020 14

CMC's Growth Strategy

Identify Attractive Adjacencies that Complement Concrete Reinforcement

POTENTIAL OPPORTUNITIES

- MBQ growth
- Triple M
- Flat Products
- Downstream products
- Tubular Products
- Poland expansion
- Concrete product adjacencies
- Wire rod

CRITICAL COMPETENCIES



STRATEGIC WINNERS

- ✓ MBQ growth
- ✓ Triple M
- ✓ Downstream products
- ✓ Poland expansion
- ✓ Concrete product adjacencies
- ✓ Wire rod

CMC Investor Day | August 2020 15

Well-Positioned for Continued Success Section 232 actions helpful but not Fears of excess-supply may be essential to our success exaggerated • Tariffs have normalized the competitive • Measured industry long-product capacity environment coming onstream • Enable U.S. manufacturers to benefit from • Rebar market is more localized than being the world’s most-efficient other steel products • Rebar imports have settled at historical levels, down from 25% • CMC has been successful regardless of the tariff environment COVID’s impact has, thus far, been manageable • We have learned how to operate without disruption in a socially distanced work environment • Demand thus far has been stable CMC Investor Day | August 2020 16Well-Positioned for Continued Success Section 232 actions helpful but not Fears of excess-supply may be essential to our success exaggerated • Tariffs have normalized the competitive • Measured industry long-product capacity environment coming onstream • Enable U.S. manufacturers to benefit from • Rebar market is more localized than being the world’s most-efficient other steel products • Rebar imports have settled at historical levels, down from 25% • CMC has been successful regardless of the tariff environment COVID’s impact has, thus far, been manageable • We have learned how to operate without disruption in a socially distanced work environment • Demand thus far has been stable CMC Investor Day | August 2020 16

Core Strength Makes CMC a Core Holding

- Highly profitable leader in attractive end-markets
- High-quality assets, best-in-class customer service, track-record of revenue-generating product innovation
- Proven ability to deploy capital effectively
  - Acquire, integrate and enhance production assets: Poland, Gerdau rebar assets
  - Greenfield success
- Clear strategy for organic *and* acquired growth
- Wise stewards of shareholder funds
  - Generated $606M of free cash flow over last 12 months (1), leverage now below 2.0x
  - Pipeline of equally attractive investments
- Record of superior shareholder returns
  - Three-year TSR of 23% vs. (37%) for peer group mean (2)
- Highly experienced Board and management team

$634M

TTM Core EBITDA (1)(3)

12%

ROIC (4)

1.2x

Net Debt-to-EBITDA (1)

(1) Free Cash Flow, Core EBITDA, and Net Debt-to-EBITDA are non-GAAP measures. For a reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures, see the appendix to this document

(2) Total Shareholder Return (TSR) calculated as of August 3, 2020. Peers included: Nucor, Steel Dynamics, TimkenSteel, US Steel, Cleveland Cliffs, and Schnitzer Steel Industries.

(3) The definition of Core EBITDA can be found in the appendix of this document

(4) ROIC, or Return on Invested Capital is defined as After-tax Operating Profit divided by (Total Assets less Cash & Cash Equivalents less Non-Interest Bearing Liabilities)



CMC Investor Day | August 2020 17

Macro and Demand Drivers B I L L Y M I L L I G A N CMC Investor Day | August 2020 18Macro and Demand Drivers B I L L Y M I L L I G A N CMC Investor Day | August 2020 18

CMC is Well-Positioned in Attractive Markets • CMC serves growing demand from attractive end-markets and geographies • Demand for CMC’s products is underpinned by steady need for infrastructure repair and improvement, non-residential and residential construction and the industrial economy – Demand in Sunbelt aligns with CMC manufacturing footprint – Infrastructure spending is stable, with potential upside – MBQ, a growth area for CMC, is tied to manufacturing and industrial demand • Current trade environment a helpful, but not essential tailwind – Tariffs aside, industry successfully brought trade cases against illegally imported products, including Rebar and Wire Rod, which impact CMC directly • COVID-19 impact expected to be largely near-term – Industry forecasts project growth in 2021 and beyond – Staying up to date on market drivers CMC Investor Day | August 2020 19CMC is Well-Positioned in Attractive Markets • CMC serves growing demand from attractive end-markets and geographies • Demand for CMC’s products is underpinned by steady need for infrastructure repair and improvement, non-residential and residential construction and the industrial economy – Demand in Sunbelt aligns with CMC manufacturing footprint – Infrastructure spending is stable, with potential upside – MBQ, a growth area for CMC, is tied to manufacturing and industrial demand • Current trade environment a helpful, but not essential tailwind – Tariffs aside, industry successfully brought trade cases against illegally imported products, including Rebar and Wire Rod, which impact CMC directly • COVID-19 impact expected to be largely near-term – Industry forecasts project growth in 2021 and beyond – Staying up to date on market drivers CMC Investor Day | August 2020 19

Mills Strategically Located Near Rebar and MBQ Demand HIGH DEMAND LOW DEMAND CMC Investor Day | August 2020 20Mills Strategically Located Near Rebar and MBQ Demand HIGH DEMAND LOW DEMAND CMC Investor Day | August 2020 20

End Markets We Serve

INFRASTRUCTURE


37%
of shipments

Consistent Through the Cycle, With Late and Early Cycle Bias



NON-RESIDENTIAL


32%
of shipments

Mid-to-Late Cycle



RESIDENTIAL


16%
of shipments

Early-to-Mid Cycle



OEM / AGRICULTURE


15%
of shipments

Mid-to-Late Cycle



CMC Investor Day | August 2020 21

Steadily Increasing End-Market Demand

U.S. Non-Residential Construction Spending


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Millions
7.6% CAGR
2011
2012
2013
2014
2015
2016
2017
2018
2019

U.S. Industrial Spending


$250,000
$200,000
$150,000
$100,000
$50,000
$0
Millions
2.2% CAGR
2011
2012
2013
2014
2015
2016
2017
2018
2019

U.S. Infrastructure Spending


$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Millions
2.6% CAGR
2011
2012
2013
2014
2015
2016
2017
2018
2019

Poland Construction Activity (Volume Index)


160.0
120.0
80.0
40.0
0.0
12.1% CAGR
2011
2012
2013
2014
2015
2016
2017
2018
2019

Source: U.S. Census Bureau and Eurostat

CMC Investor Day | August 2020 22

COVID-19 Expected to be a Near-Term Disruption

CMC Bidding Activity Remains Near Historic Highs



225%
200%
175%
150%
125%
100%
75%
50%
Tons (Indexed)
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20

Cement Consumption Expected to Rebound Quickly

CONSUMPTION BY END-MARKET



120,000
90,000
60,000
30,000
0
Tons
2020
2021
2022
2023
2024
2025
Infrastructure
Residential
Nonresidential

TOTAL CONSUMPTION



4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
(5.5%)
1.7%
2.5%
2.9%
2.5%
2.7%
2020
2021
2022
2023
2024
2025

Source: PCA Summer 2020 forecast and company data

CMC Investor Day | August 2020 23

Enormous Infrastructure Potential Infrastructure % of Government Spending 9.0% Peak = 8.1% 8.0% 7.0% 6.0% 5.0% Low = 2.4% 4.0% 3.0% 2.0% 1.0% – Source: U.S. Census Bureau, Bureau of Economic Analysis CMC Investor Day | August 2020 24 1947 1948 1949 1950 1951 1952 1953 1954 1955 1956 1957 1958 1959 1960 1961 1962 1963 1964 1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018Enormous Infrastructure Potential Infrastructure % of Government Spending 9.0% Peak = 8.1% 8.0% 7.0% 6.0% 5.0% Low = 2.4% 4.0% 3.0% 2.0% 1.0% – Source: U.S. Census Bureau, Bureau of Economic Analysis CMC Investor Day | August 2020 24 1947 1948 1949 1950 1951 1952 1953 1954 1955 1956 1957 1958 1959 1960 1961 1962 1963 1964 1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Emerging Congressional Consensus on Need for Increased Infrastructure Spending

CURRENT STATE: *THE FAST ACT*

- Expires September 30, 2020
- Administration and Congress must reach agreement prior to August to avoid an extension

HOUSE BILL: *THE MOVING FORWARD ACT*

Incremental 1.4M Tons per Year

- **46% increase over current FAST Act spending levels**
- $1.2T total investment
- Includes 5-year, $319B authorization for surface transportation
- Waives state matching fund requirements for 2021
- Provides funding for development of Vehicles Miles Traveled program
- Approved by Transportation & Infrastructure and Ways & Means Committees on June 2, 2020

SENATE BILL: *AMERICA'S TRANSPORTATION INFRASTRUCTURE ACT*

Incremental 1M Tons per Year

- **27% increase over current FAST Act spending levels**
- $287B over 5 years for surface transportation
- Approved by EPW Committee on June 4, 2020

CMC Investor Day | August 2020 25

CMC Has Performed Well Regardless of Trade Environment O V E R T H E C Y C L E Import market share Mill volumes Low costs and fabrication pull-through have kept our Mill utilizations high 1,400,000 35% 1,200,000 30% 1,000,000 25% 800,000 20% 600,000 15% 400,000 10% 200,000 5% - NA Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 2015 2016 2017 2018 2019 2020 CMC Investor Day | August 2020 26 TonsCMC Has Performed Well Regardless of Trade Environment O V E R T H E C Y C L E Import market share Mill volumes Low costs and fabrication pull-through have kept our Mill utilizations high 1,400,000 35% 1,200,000 30% 1,000,000 25% 800,000 20% 600,000 15% 400,000 10% 200,000 5% - NA Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2013 2014 2015 2016 2017 2018 2019 2020 CMC Investor Day | August 2020 26 Tons

Recap Strong position in an attractive Favorable demand dynamics Upside potential from new Tariffs have changed market, supplying growing (US, Europe, other end infrastructure authorization trade regime, but CMC has geographies and end-markets markets) performed well regardless of market environment CMC Investor Day | August 2020 27Recap Strong position in an attractive Favorable demand dynamics Upside potential from new Tariffs have changed market, supplying growing (US, Europe, other end infrastructure authorization trade regime, but CMC has geographies and end-markets markets) performed well regardless of market environment CMC Investor Day | August 2020 27

Overview of Operations T Y G A R R I S O N CMC Investor Day | August 2020 28Overview of Operations T Y G A R R I S O N CMC Investor Day | August 2020 28

Safety is Our Top Priority • We take the safety and well-being of our employees very seriously • No amount of production or profit is worth injury to any employee • Reduced incidents from 16.2 per 1000 person hours in 1997 to 1.5 in 2019 • Comparable to best-in-industry • Committed to improving even further CMC Investor Day | August 2020 29Safety is Our Top Priority • We take the safety and well-being of our employees very seriously • No amount of production or profit is worth injury to any employee • Reduced incidents from 16.2 per 1000 person hours in 1997 to 1.5 in 2019 • Comparable to best-in-industry • Committed to improving even further CMC Investor Day | August 2020 29

Complementary Segments WEST CENTRAL EAST CMC mills CMC recycling CMC fabrication CMC Investor Day | August 2020 30Complementary Segments WEST CENTRAL EAST CMC mills CMC recycling CMC fabrication CMC Investor Day | August 2020 30

Strategic Benefits of Vertical Integration

RECYCLING
Reliable low-cost source of scrap

MILLS
Economic engine of CMC

FABRICATION
High-visibility demand pull-through



40%
60%
60%
40%
100%
Recycling
Americas Mills
Fabrication
Tons Shipped Internally
Tons Shipped Externally

Note: Shipment data as of 3Q20 (LTM), includes volumes shipped by recycling facilities which are classified in our mills segment

CMC Investor Day | August 2020 31

Americas Recycling

- Profitable, low-cost source of scrap for our mills with additional upside
- We continue to optimize this segment
- Invested $100M over past five years to expand recycling capabilities and improve profitability
  - Lexington non-ferrous separation, which captures additional value from our recycling by-product
  - State-of-the-art wire chopping technology at Fort Worth facility

GROWING NON-FERROUS RECOVERY



1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Tons
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Tons
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
YTD 2020 Annualized
Shredded Production
Non-Ferrous Tons Recovered



CMC Investor Day | August 2020 32

Americas Mills

- The economic engine of CMC
- Capacity to produce ~6 million tons of finished long steel products annually
- World-class commercial and manufacturing flexibility
- Widest range of customer solutions in the industry
- Consistently exceed nameplate capacity
- Investing in producing higher-margin products

6 Mini Mills

2 Micro Mills

2 Rerolling Mills



CMC Investor Day | August 2020 33

Americas Fabrication • Fabrication provides Mills with: – Baseload demand – Insights/visibility into end-market demand – Optimized production planning – CMC volumes protected from imports • Enable us to understand the customer, because we interact with them directly CMC Investor Day | August 2020 34Americas Fabrication • Fabrication provides Mills with: – Baseload demand – Insights/visibility into end-market demand – Optimized production planning – CMC volumes protected from imports • Enable us to understand the customer, because we interact with them directly CMC Investor Day | August 2020 34

Strategic Benefits of Rebar Asset Acquisition

Transaction

- Acquired 2.7M tons of finished steel capacity for ~$700 million
  - Added flexibility to network
  - Created opportunities for optimization

Applied Best Practices

- Transferred best practices to the acquired talent
  - Focused on the culture
  - Completed customer service training
- Fostered collaboration

After

- Concentrated rebar production in underutilized mills
  - Improved utilization and reduced production cost per ton by 9%
- Created additional production capacity for MBQ

Lesson Learned: It wasn't acquiring facilities or capital spending; it was re-aligning the acquired assets while empowering good people to follow their instincts and serve the customer

CMC Investor Day | August 2020 35

Unlocking Human Capital • We kept the same talented steelmakers, but transformed the culture • Provided employees with more data • As a result, costs are down significantly CMC Investor Day | August 2020 36Unlocking Human Capital • We kept the same talented steelmakers, but transformed the culture • Provided employees with more data • As a result, costs are down significantly CMC Investor Day | August 2020 36

Poland is Core to Our Business

- Highly profitable, world-class presence in growing region
  - Invested $275M to improve operations and expand product line
  - 20.1% Adjusted EBITDA CAGR (2015-2019)
- Structured identically to the U.S.
  - Recycling → Mills → Fab
- Outstanding talent, positive culture
- We share expertise inter-region



INTERNATIONAL MILL SEGMENT ADJUSTED EBITDA (1)



$140
$120
$100
$80
$60
$40
$20
$0
Adjusted EBITDA ($M)
20.1% CAGR
$48.1
$57.6
$76.1
$131.7
$100.1
FY'15
FY'16
FY'17
FY'18
FY'19

CMC POLAND LOCATIONS AND FORECASTED 2019-2020 FIXED INVESTMENT GROWTH



HIGH
LOW
CMC recycling
CMC mills
CMC fabrication

Source: Moody's Analytics
(1) International Mill EBITDA shows Segment Adjusted EBITDA from Continuing Operations

CMC Investor Day | August 2020 37

VALUE-ADD PRODUCTS We Have Enhanced the Earnings Power of Our Polish Operations (1) N O N - M A T E R I A L C O G S P E R T O N H I S T O R I C A L P R O D U C T M I X 100% 110 90% 21% 22% 25% 100 28% 80% 90 70% 30% 80 60% 38% 37% 35% 50% 70 40% 60 30% 50 48% 20% 40% 38% 37% 40 10% 30 0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 Last 12 2016 2017 2018 2019 Months Rebar Merchant Wire Rod (1) Non-Material Cost of Goods (COGS) per Ton Indexed to FY 2013 CMC Investor Day | August 2020 38VALUE-ADD PRODUCTS We Have Enhanced the Earnings Power of Our Polish Operations (1) N O N - M A T E R I A L C O G S P E R T O N H I S T O R I C A L P R O D U C T M I X 100% 110 90% 21% 22% 25% 100 28% 80% 90 70% 30% 80 60% 38% 37% 35% 50% 70 40% 60 30% 50 48% 20% 40% 38% 37% 40 10% 30 0% FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 Last 12 2016 2017 2018 2019 Months Rebar Merchant Wire Rod (1) Non-Material Cost of Goods (COGS) per Ton Indexed to FY 2013 CMC Investor Day | August 2020 38

CMC is Well-Positioned in Europe, With Significant Growth Potential • Polish and German economies remain among the most attractive in Europe E A F B L A S T – GDP expected to return to growth in 2021, following COVID- United # # 19 impact in 2020 States CMC 100% N/A – German construction activity expected to remain relatively resilient, while Poland likely to invest more on infrastructure EAF Blast European Union 42% 58% • Competitive advantage vs. European competitors • Current mill expansion project • New products, including wire mesh CMC’s EAF-only mill positions it well for a carbon-tax environment • Inorganic growth opportunities CMC Investor Day | August 2020 39CMC is Well-Positioned in Europe, With Significant Growth Potential • Polish and German economies remain among the most attractive in Europe E A F B L A S T – GDP expected to return to growth in 2021, following COVID- United # # 19 impact in 2020 States CMC 100% N/A – German construction activity expected to remain relatively resilient, while Poland likely to invest more on infrastructure EAF Blast European Union 42% 58% • Competitive advantage vs. European competitors • Current mill expansion project • New products, including wire mesh CMC’s EAF-only mill positions it well for a carbon-tax environment • Inorganic growth opportunities CMC Investor Day | August 2020 39

Recap • Safety is our Top Priority • Vertical integration is key to success in U.S. and Europe • Our businesses are complementary, both operationally and financially • Acquisition unleashed human capital • Poland is CMC’s testing ground, and our European expansion strategy has further to run CMC Investor Day | August 2020 40Recap • Safety is our Top Priority • Vertical integration is key to success in U.S. and Europe • Our businesses are complementary, both operationally and financially • Acquisition unleashed human capital • Poland is CMC’s testing ground, and our European expansion strategy has further to run CMC Investor Day | August 2020 40

Overview of SIOP B R A D C O T T R E L L CMC Investor Day | August 2020 41Overview of SIOP B R A D C O T T R E L L CMC Investor Day | August 2020 41

SIOP Function and Mandate

CHANGE OF MINDSET:

Operating Individual Mills to Serve Specific Regions

Optimizing a Network to Maximize Output (Margin) While Minimizing Working Capital

- Sales Inventory & Operations Planning (**SIOP**)
  - Structured planning process to achieve consensus between sales, finance, procurement, manufacturing and logistics
  - More-efficiently utilize assets, maintain high levels of service, and avoid lost sales
- Acquisition of rebar assets creates enormous opportunities to take working capital out of the system while increasing revenue

CMC Investor Day | August 2020 42

Expanded Network Provides Opportunity for Nationally Coordinated SIOP

PRE-ACQUISITION, EACH OF OUR SIX MILLS SERVED ITS OWN REGION


WEST
CENTRAL
EAST

POST-ACQUISITION, WE HAVE A MUCH LARGER NETWORK THAT WE CAN OPTIMIZE


WEST
CENTRAL
EAST

CMC Investor Day | August 2020 43

SIOP Areas of Opportunity Optimize production, to increase higher Support MBQ expansion margin products and reduce costs Optimize logistics costs Increase overall cost flexibility Improve in-stock availability Decrease working capital and customer service CMC Investor Day | August 2020 44SIOP Areas of Opportunity Optimize production, to increase higher Support MBQ expansion margin products and reduce costs Optimize logistics costs Increase overall cost flexibility Improve in-stock availability Decrease working capital and customer service CMC Investor Day | August 2020 44

Example: Duplicate Safety Inventory

PRE-SIOP

- Individual mills hold safety inventory to satisfy customers
- Good for customer service, but effectively holding 2x-4x the inventory of certain key items across our 10 mills

POST-SIOP

- Optimize inventory of key items across our network
- Example: Knoxville, TN and Cayce, SC mills are only 275 miles distant, with nearly equal freight lanes
- Potential working capital reductions across the network of $50M



CMC Investor Day | August 2020 45

Example: Optimizing Logistics Lanes CMC Investor Day | August 2020 46Example: Optimizing Logistics Lanes CMC Investor Day | August 2020 46

SIOP: What Can Be Expected • Already seeing early-stage improvements in reduced conversion costs and higher margins • Future evidence of success – Improved service levels & working capital allocation – Growth in merchant bar tonnage – Higher mill utilization rates – Purchasing initiative • SIOP is a revenue as well as margin opportunity CMC Investor Day | August 2020 47SIOP: What Can Be Expected • Already seeing early-stage improvements in reduced conversion costs and higher margins • Future evidence of success – Improved service levels & working capital allocation – Growth in merchant bar tonnage – Higher mill utilization rates – Purchasing initiative • SIOP is a revenue as well as margin opportunity CMC Investor Day | August 2020 47

Triple M and CMC’s Growth Strategy T R A C Y P O R T E R CMC Investor Day | August 2020 48Triple M and CMC’s Growth Strategy T R A C Y P O R T E R CMC Investor Day | August 2020 48

CMC’s Triple M • CMC today announced its third micro-mill, i.e. Project Triple M • Will be world’s first MBQ capable micro mill • New facility to be located on same site as existing Steel Arizona operation and will serve West Coast market • Adds ~$50 million of incremental EBITDA • Investment paired with future exit and sale of Rancho Cucamonga facility CMC Investor Day | August 2020 49CMC’s Triple M • CMC today announced its third micro-mill, i.e. Project Triple M • Will be world’s first MBQ capable micro mill • New facility to be located on same site as existing Steel Arizona operation and will serve West Coast market • Adds ~$50 million of incremental EBITDA • Investment paired with future exit and sale of Rancho Cucamonga facility CMC Investor Day | August 2020 49

Triple M Has Significant Strategic and Financial Benefits

Low Net Investment

- Monetizes land value from California site
- Lower net outlay boosts ROIC

Helps Optimize CMC's Asset Portfolio

- Low-cost, more efficient micro mill replacing outdated high-cost capacity
- Direct extension of MBQ capabilities into West Coast market
- Access plentiful local, low-cost scrap supply

Environmentally Friendly

- Win on emissions and energy usage
- Replace old Melt shop with newer, cleaner technology
- Ability to direct-connect to renewable energy sources

CMC Investor Day | August 2020 50

Triple M Will Take CMC's Micro Mill Technology to the Next Level

- First in the world continuous-continuous MBQ capability
- First steel mill in North America to adopt groundbreaking new power system
- Learning and innovating from our previous micro mill experiences
- CMC merchant bar quality products will efficiently service large West Coast market
  - Output sized right for target market

Mesa, AZ



Durant, OK



Triple M



CMC Investor Day | August 2020 51

Overview of Triple M • Commissioning to begin in 2023 • Net project investment of ~$300 million • Adds ~$50 million of incremental EBITDA • Capacity of 500k tons, including 150k tons of merchant • To be located in Mesa, AZ Mesa Site Selection • Business friendly jurisdiction • Existing infrastructure • Shared engineering, maintenance, and supervisory staff • Excellent workforce • Epicenter of CMC’s micro mill knowledgebase CMC Investor Day | August 2020 52Overview of Triple M • Commissioning to begin in 2023 • Net project investment of ~$300 million • Adds ~$50 million of incremental EBITDA • Capacity of 500k tons, including 150k tons of merchant • To be located in Mesa, AZ Mesa Site Selection • Business friendly jurisdiction • Existing infrastructure • Shared engineering, maintenance, and supervisory staff • Excellent workforce • Epicenter of CMC’s micro mill knowledgebase CMC Investor Day | August 2020 52

Triple M is a “Smart Growth” Initiative Feeds underlying demand for rebar and merchant bar in large West Coast market Meaningful bottom line growth by replacing Steel California with more efficient capacity Monetizes significant value in California real estate, lowering capital requirements and increasing returns CMC Investor Day | August 2020 53Triple M is a “Smart Growth” Initiative Feeds underlying demand for rebar and merchant bar in large West Coast market Meaningful bottom line growth by replacing Steel California with more efficient capacity Monetizes significant value in California real estate, lowering capital requirements and increasing returns CMC Investor Day | August 2020 53

Merchant Bar is a Growth Opportunity

- Expansion of MBQ directly supported by optimization of acquired rebar assets, i.e. SIOP, and Triple M project
  - Strategically adding capacity to the West Coast
- Enhancing capabilities at existing mills
  - Produced 65 new products in South Carolina, expanding product range in Alabama, new climate-controlled warehouse in Texas
- Replicate CMC's winning, best-in-class customer service model



2018
Salesforce reorganization to enhance MBQ selling and service capabilities

2019
Steel South Carolina product expansion

2020
Steel Texas climate-controlled warehouse

2020
Steel Alabama product line expansion

2023
Triple M

CMC Investor Day | August 2020 54

Array of Organic Initiatives Will Spur Growth • Poland mill project • Continued investments in spooled rebar – Replacing coiled rebar in the marketplace – Potential for long-term market adoption • Fabrication shop automation • Consistent stream of smaller improvements – Mesa, AZ micro mill producing 50% above nameplate capacity CMC Investor Day | August 2020 55Array of Organic Initiatives Will Spur Growth • Poland mill project • Continued investments in spooled rebar – Replacing coiled rebar in the marketplace – Potential for long-term market adoption • Fabrication shop automation • Consistent stream of smaller improvements – Mesa, AZ micro mill producing 50% above nameplate capacity CMC Investor Day | August 2020 55

Sustainability B I L L Y M I L L I G A N CMC Investor Day | August 2020 56Sustainability B I L L Y M I L L I G A N CMC Investor Day | August 2020 56

Environmental Responsible stewardship Social Commitment to Company Culture our people and Sustainability Is Integral Ethics and integrity local communities Good Governance to Our Business Values/guiding principles Governance Safety, customer service and product responsibility CMC Investor Day | August 2020 57Environmental Responsible stewardship Social Commitment to Company Culture our people and Sustainability Is Integral Ethics and integrity local communities Good Governance to Our Business Values/guiding principles Governance Safety, customer service and product responsibility CMC Investor Day | August 2020 57

CMC's Operations "Tilt Green"

Recycling was our First Business, Steel is Infinitely Recyclable


Mills
Fabrication
Application
Recycling

CMC's steel has the highest recycled content in the industry

CMC's steel has the lowest energy intensity and scope 1 emissions of any domestic producer

Using less energy in our facilities translates into a lower carbon footprint.


ENERGY INTENSITY (GJ/TON)
3.3
3.3
3.29
3.22
3.13
20
2014
2015
2016
2017
2018
Industry Average


GREENHOUSE GAS EMISSIONS
(MT CO_2 eq emissions/ton)
100% EAF Producer
0.148
0.154
0.156
0.152
0.139
1.83
2014
2015
2016
2017
2018
Industry Average

CMC Investor Day | August 2020 58

Good Business Goes Hand-in-Hand With Good Environmental Stewardship

Committed to a Best-in-Class, Minimal Carbon Footprint

ENVIRONMENTALLY FRIENDLY INITIATIVES

- Triple M replaces an outdated, inefficient mill with state-of-the-art EAF micro mill; will be first steel plant in North America with direct-connect potential to renewable energy sources
- Lower transportation carbon emissions as a result of strategic footprint
- Renewable energy arrangements
- Recycling downstream
- Process equipment investments
- Plant lighting



CMC Investor Day | August 2020 59

We Safeguard Our Most Important Assets: Our People C O M M I T M E N T S T A R T S W I T H P R O A C T I V E S A F E T Y M E A S U R E S • Predict and prevent incidents before they happen • Structure management teams to identify and manage potential risks CMC’s Global Total Recordable Incident Rate CMC’s U.S. Mills’ incidence rate is consistently below the national industry average (TRIR): 2014 - 2019 (as determined by the Bureau of Labor and statistics) 3.5 Our global TRIR in 2018 was the lowest it's been since we began tracking. 2.9 2.4 2.8 2.8 2.7 2.7 2.4 2.4 2.4 2.2 2.2 2.2 Legacy 2.0 2 2 CMC 1.5 1.7 1.6 1.5 1.4 Legacy 1.3 1.2 CMC 1 0.9 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 CMC U.S. Mills TRIR SMA Industry Average BLS National Average CMC Investor Day | August 2020 60We Safeguard Our Most Important Assets: Our People C O M M I T M E N T S T A R T S W I T H P R O A C T I V E S A F E T Y M E A S U R E S • Predict and prevent incidents before they happen • Structure management teams to identify and manage potential risks CMC’s Global Total Recordable Incident Rate CMC’s U.S. Mills’ incidence rate is consistently below the national industry average (TRIR): 2014 - 2019 (as determined by the Bureau of Labor and statistics) 3.5 Our global TRIR in 2018 was the lowest it's been since we began tracking. 2.9 2.4 2.8 2.8 2.7 2.7 2.4 2.4 2.4 2.2 2.2 2.2 Legacy 2.0 2 2 CMC 1.5 1.7 1.6 1.5 1.4 Legacy 1.3 1.2 CMC 1 0.9 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 CMC U.S. Mills TRIR SMA Industry Average BLS National Average CMC Investor Day | August 2020 60

We Invest in Our Employees and Communities

FOCUSED ON ENGAGED EMPLOYEES AND STRONG COMPANY CULTURE

- Expanded leadership development programs
- Significant investment in Commercial Excellence training
  - High Jacobson survey scores direct result of CMC's commitment to our people

American Cancer Society

American Heart Association

Gary Sinise Foundation

Habitat for Humanity

Relay For Life

United Way



CMC Investor Day | August 2020 61

Financial Discussion P A U L L A W R E N C E CMC Investor Day | August 2020 62Financial Discussion P A U L L A W R E N C E CMC Investor Day | August 2020 62

CMC's Strategic Actions Have Repositioned Our Portfolio…

FROM FY '18 TO Q3 FY '20

- Exited Marketing and Distribution business
- Opened second micro-mill, with first rebar spooling line in the United States, in Durant, OK
- Installed second rebar spooling line in Mesa, AZ
- Acquired rebar assets (4 steel mills, 33 fabrication facilities) in Nov. 2018, integrated them ahead of schedule



CMC Investor Day | August 2020 63

… Driving Our Financial Transformation $600 $500 $80 $400 $120 $40 $300 $540 $200 $300 $100 $0 FY 2018 - Through-the-Cycle EBITDA Steel Oklahoma Acquisition Synergies Post-Acquisition - Through-the-Cycle EBITDA … Creating a more sustainable and durable cash generation capability Note: Estimated Adjusted EBITDA levels based on normalized metal margins, EBITDA refers to Adjusted EBITDA from continuing operations CMC Investor Day | August 2020 64 64 $Millions… Driving Our Financial Transformation $600 $500 $80 $400 $120 $40 $300 $540 $200 $300 $100 $0 FY 2018 - Through-the-Cycle EBITDA Steel Oklahoma Acquisition Synergies Post-Acquisition - Through-the-Cycle EBITDA … Creating a more sustainable and durable cash generation capability Note: Estimated Adjusted EBITDA levels based on normalized metal margins, EBITDA refers to Adjusted EBITDA from continuing operations CMC Investor Day | August 2020 64 64 $Millions

We Have Additional EBITDA Potential $700 $15 $650 $20 $50 $600 $50 $550 $500 $675 $450 $400 $540 $350 $300 $250 Post-Acquisition - Through- Network Optimation Triple M Poland Mill Project Identified Organic Projects Long-Term Through-the-Cycle the-Cycle EBITDA EBITDA Note: Estimated Adjusted EBITDA levels based on normalized metal margins, EBITDA refers to Adjusted EBITDA from continuing operations CMC Investor Day | August 2020 65 $ MillionsWe Have Additional EBITDA Potential $700 $15 $650 $20 $50 $600 $50 $550 $500 $675 $450 $400 $540 $350 $300 $250 Post-Acquisition - Through- Network Optimation Triple M Poland Mill Project Identified Organic Projects Long-Term Through-the-Cycle the-Cycle EBITDA EBITDA Note: Estimated Adjusted EBITDA levels based on normalized metal margins, EBITDA refers to Adjusted EBITDA from continuing operations CMC Investor Day | August 2020 65 $ Millions

Leverage Profile

CMC has worked to maintain a capital structure that allows for operational flexibility

NET DEBT(1) / EBITDA(2)


4.5x
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
NM
3.9x
3.2x
2.5x
1.9x
1.6x
1.2x
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

NET DEBT(1)


$1,400
$1,200
$1,000
$800
$600
$400
$200
–
$1,332
$1,241
$1,052
$968
$935
$718
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020

Source: Public filings, Internal data
(1) Net Debt is defined as total debt less cash & cash equivalents.
(2) EBITDA depicted is adjusted EBITDA from continuing operations.
Please see reconciliations in the appendix to this document.

CMC Investor Day | August 2020 66

Balance Sheet Strength Debt maturity profile provides strategic flexibility D E B T M A T U R I T Y S C H E D U L E Q 3 F Y ’ 2 0 L I Q U I D I T Y (US$ in millions) (US$ in millions) $1,066 5.750% 4.875% Notes $462 Cash and Cash Equivalents Notes 5.375% Notes Revolving Credit Facility $350 Revolving Credit Facility 347 $350 $330 $300 Term Loans U.S. Accounts Receivables Facility 165 $110 Poland Accounts Receivables Facility 46 Bank Credit Facilities - Uncommitted 47 2020 2021 2022 2023 2024-2025 2026 2027 Source: Public filings CMC Investor Day | August 2020 67Balance Sheet Strength Debt maturity profile provides strategic flexibility D E B T M A T U R I T Y S C H E D U L E Q 3 F Y ’ 2 0 L I Q U I D I T Y (US$ in millions) (US$ in millions) $1,066 5.750% 4.875% Notes $462 Cash and Cash Equivalents Notes 5.375% Notes Revolving Credit Facility $350 Revolving Credit Facility 347 $350 $330 $300 Term Loans U.S. Accounts Receivables Facility 165 $110 Poland Accounts Receivables Facility 46 Bank Credit Facilities - Uncommitted 47 2020 2021 2022 2023 2024-2025 2026 2027 Source: Public filings CMC Investor Day | August 2020 67

Relationship Between Mills and Fab Promotes Stability Over Time

Together, They Dampen Cyclical Impact

WHEN STEEL PRICES FALL


Mill margins compress
Fab margins expand

WHEN STEEL PRICES RISE


Mill margins expand
Fab margins compress

Mills   Fabrication

CMC Investor Day | August 2020 68

Integrated Model Helps Minimize T I M E S O F M A R K E T V O L A T I L I T Y 1 12-month change in earnings after mill peak the Cyclical Impact $80 Fabrication effectively locks in a portion of future mill demand at fixed final prices, $60 significantly reducing volatility +$35 $40 F U L L C Y C L E V I E W S E G M E N T A D J U S T E D E B I T D A ( T T M ) $20 1 2 $0 $650 $600 -$20 $550 -$40 $500 -$60 $450 Mills Fabrication Net Change $400 $350 2 12-month change in earnings after mill trough $300 $250 $250 $200 $200 $150 $150 $100 +$86 $100 $50 $50 $0 $0 ($50) ($100) -$50 ($150) -$100 -$150 Mills Fabrication Net Change Americas Mills Americas Fabrication Americas Recycling Total Americas CMC Investor Day | August 2020 69 Millions Millions MillionsIntegrated Model Helps Minimize T I M E S O F M A R K E T V O L A T I L I T Y 1 12-month change in earnings after mill peak the Cyclical Impact $80 Fabrication effectively locks in a portion of future mill demand at fixed final prices, $60 significantly reducing volatility +$35 $40 F U L L C Y C L E V I E W S E G M E N T A D J U S T E D E B I T D A ( T T M ) $20 1 2 $0 $650 $600 -$20 $550 -$40 $500 -$60 $450 Mills Fabrication Net Change $400 $350 2 12-month change in earnings after mill trough $300 $250 $250 $200 $200 $150 $150 $100 +$86 $100 $50 $50 $0 $0 ($50) ($100) -$50 ($150) -$100 -$150 Mills Fabrication Net Change Americas Mills Americas Fabrication Americas Recycling Total Americas CMC Investor Day | August 2020 69 Millions Millions Millions

Common Questions

WHAT WE'VE HEARD	WHAT WE BELIEVE
"Is now the right time to invest in a new steel mill, adding additional market capacity?"	✓ Triple M will replace existing rebar capacity at a lower cost and add MBQ capability to support share growth ✓ Positions us strategically on the West Coast ✓ ROIC on previous micro mills has been exceptional
"Are Recycling or Fabrication a drag on the strong performance of your Mills?"	✓ Vertical integration supports through-the-cycle earnings, adding significant value and stability ✓ Value chain – economics from scrap to mill to fab
"Has CMC maxed out its earnings potential?"	✓ Triple M presents a "smart growth" opportunity ✓ Additional opportunity to derive value from the rebar asset acquisition – Network Optimization ✓ Accretive organic growth projects (e.g. Polish mill expansion)

CMC Investor Day | August 2020 70

Capital Allocation Strategy

GROWTH

- Triple M and Polish expansion project are "smart growth"
  - Funding, EBITDA, ROIC
- Ongoing cap ex needs of $150M-$200M per annum
- CMC has "dry powder" for future acquisitions
  - Can cost-effectively acquire and improve existing industry capacity
  - Current net leverage of 1.2x TTM EBITDA, below Metals and Mining sector average of 2.5x
  - Will flex balance sheet up to 3-4x for right target

SHAREHOLDER RETURNS

- 222 consecutive quarterly dividend; returned $310 million (including buybacks) to shareholders over last 5 years.
- Opportunistically execute on in-place share buyback program

DEBT REPAYMENT

- Target leverage of 2x through-the-cycle

CMC is an effective steward of shareholder capital, with a healthy balance sheet and opportunities for growth


Yale

CMC Investor Day | August 2020 71

Financial Guidance Framework

OVER THE CYCLE, CMC SEEKS TO:

- Optimize production between Mills and Fab to maximize company earnings from continuing operations; and
- Achieve through-the-cycle ROIC [(1)] above 10%.

IN ADDITION, CMC SEEKS TO:

- Keep leverage at approximately 2x through-the-cycle EBITDA, while flexing to ~3x for compelling acquisitions
- Opportunistically return capital in excess of reinvestment to shareholders



(1) ROIC – Return on Invested Capital is defined as After-tax Operating Profit divided by (Total Assets less Cash & Cash Equivalents less Non-Interest Bearing Liabilities)

CMC Investor Day | August 2020 72

Q&A Session CMC Investor Day | August 2020 74Q&A Session CMC Investor Day | August 2020 74

Closing Remarks BARBARA SMITH CMC Investor Day | August 2020 75Closing Remarks BARBARA SMITH CMC Investor Day | August 2020 75

Appendix CMC Investor Day | August 2020 76Appendix CMC Investor Day | August 2020 76

Net Debt to EBITDA and Adjusted EBITDA Reconciliations

$ in Thousands	3 MONTHS ENDED 5/31/2018	8/31/2018	11/30/2018	2/28/2019	5/31/2019	8/31/2019	11/30/2019	2/29/2020	5/31/2020
Long-Term Debt				$1,310,150	$1,306,863	$1,227,214	$1,179,443	$1,144,573	$1,153,800
Current Maturities of Long-Term Debt and Short-Term Borrowings				$88,902	$54,895	$17,439	$13,717	$22,715	$26,274
Total Debt				**$1,399,052**	**$1,361,758**	**$1,244,653**	**$1,193,160**	**$1,167,288**	**$1,180,074**
Less: Cash and Cash Equivalents				66,742	120,315	192,461	224,797	232,442	462,110
Net Debt				**$1,332,310**	**$1,241,443**	**$1,052,192**	**$968,363**	**$934,846**	**$717,964**
Earnings from Continuing Operations	$42,325	$51,260	$19,420	$14,928	$78,551	$85,879	$82,755	$63,596	$64,169
Interest Expense	11,511	15,655	16,663	18,495	18,513	17,702	16,578	15,888	15,409
Income Taxes	13,312	6,681	5,609	18,141	29,104	16,826	27,332	22,845	23,804
Depreciation and Amortization	32,949	32,610	35,176	41,245	41,181	41,050	40,941	41,389	41,765
Asset Impairments	935	840	0	0	16	369	530	0	5,983
Amortization of Acquired Unfavorable Contract Backlog			(11,332)	(23,476)	(23,394)	(16,582)	(8,331)	(5,997)	(4,348)
Adjusted EBITDA from Continuing Operations	**$101,032**	**$107,047**	**$65,536**	**$69,333**	**$143,971**	**$145,245**	**$159,805**	**$137,721**	**$146,782**
Net Debt				1,332,310	1,241,443	1,052,192	968,363	934,846	717,964
Trailing 12 Months Adjusted EBITDA from Continuing Operations				342,948	385,887	424,085	518,354	586,741	589,553
Net Debt to Trailing 12 Months Adjusted EBITDA from Continuing Operations				**3.9 x**	**3.2 x**	**2.5 x**	**1.9 x**	**1.6 x**	**1.2 x**

CMC Investor Day | August 2020 77

Core EBITDA from Continuing Operations Reconciliation

	3 MONTHS ENDED			
	8/31/2019	11/30/2019	2/29/2020	5/31/2020
Earnings from Continuing Operations	$85,879	$82,755	$63,596	$64,169
Interest Expense	17,702	16,578	15,888	15,409
Income Taxes	16,826	27,332	22,845	23,804
Depreciation and Amortization	41,050	40,941	41,389	41,765
Asset Impairments	369	530	0	5,983
Non-cash Equity Compensation	7,758	8,269	7,536	6,170
Facility Closure	0	6,339	0	1,863
Acquisition and Integration Related Costs	6,177	0	0	0
Amortization of Acquired Unfavorable Contract Backlog	(16,582)	(8,331)	(5,997)	(4,348)
Core EBITDA from Continuing Operations	**$159,180**	**$174,413**	**$145,257**	**$154,815**

Trailing 12 Months Core EBITDA from Continuing Operations				**$633,665**

CMC Investor Day | August 2020 78

Free Cash Flow Reconciliation 3 MONTHS ENDED 8/31/2019 11/30/2019 2/29/2020 5/31/2020 Net cash flows from (used by) operating activities $255,501 $146,418 $106,998 $278,417 Capital expenditures (47,083) (45,559) (51,033) (37,500) Free Cash Flow $208,418 $100,859 $55,965 $240,917 Trailing 12 Months Free Cash Flow $606,159 CMC Investor Day | August 2020 79Free Cash Flow Reconciliation 3 MONTHS ENDED 8/31/2019 11/30/2019 2/29/2020 5/31/2020 Net cash flows from (used by) operating activities $255,501 $146,418 $106,998 $278,417 Capital expenditures (47,083) (45,559) (51,033) (37,500) Free Cash Flow $208,418 $100,859 $55,965 $240,917 Trailing 12 Months Free Cash Flow $606,159 CMC Investor Day | August 2020 79